SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2002

 Commission             Exact name of registrant                IRS Employer
Number File            as specified in its charter            Identification No.
-----------         --------------------------------          ------------------

 1-12869             CONSTELLATION ENERGY GROUP, INC.             52-1964611

 1-1910            BALTIMORE GAS AND ELECTRIC COMPANY             52-0280210



                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                 250 W. Pratt Street, Baltimore, Maryland             21201
   --------------------------------------------------------------- ----------
               (Address of principal executive offices)            (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
   --------------------------------------------------------------- ----------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events
-------  ------------

Attached to this Current Report on Form 8-K as Exhibit No. 99 is an unaudited financial summary of Constellation Energy for the three months and year ended December 31, 2001.



ITEM 7.  Financial Statements and Exhibits
-------  ---------------------------------


(c)      Exhibit No. 99      Constellation Energy Group, Inc. Financial Summary




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CONSTELLATION ENERGY GROUP, INC.
                                    ------------------------------------------
                                                  (Registrant)


                                        BALTIMORE GAS AND ELECTRIC COMPANY
                                    ------------------------------------------
                                                  (Registrant)





Date: January 31, 2002                       /s/ E. Follin Smith
      ----------------            --------------------------------------------
                                    E. Follin Smith, Senior Vice President on
                                   behalf of each Registrant and as Principal
                                     Financial Officer of each Registrant